Exhibit 10.1

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of March 28, 2018
This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is by and among MERIT MEDICAL SYSTEMS, INC., a Utah corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors”), the lenders who are party to this Amendment (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower, the lenders party thereto (the “Lenders”), and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of July 6, 2016 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 28, 2016, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of March 20, 2017, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of December 13, 2017, as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as specifically set forth herein and, subject to the terms of this Amendment, the Administrative Agent and the Consenting Lenders have agreed to grant such request of the Borrower.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Capitalized Terms. All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2.Amendments to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent and each of the Consenting Lenders hereby agrees as follows:

a.Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Excess Cash Flow” and “Working Capital”.

b.Section 4.4(b)(v) of the Credit Agreement is hereby amended by amending and restating the provision in its entirety to read as follows:

“(v)    [INTENTIONALLY OMITTED].”
c.Section 10.1 of the Credit Agreement is hereby amended by amending and restating the table contained in such Section to read as follows:

Period	Maximum Ratio
July 1, 2017 through and including December 31, 2017	3.75 to 1.00
January 1, 2018 and thereafter	3.50 to 1.00

d.Section 10.3 of the Credit Agreement is hereby amended by deleting clause (b) thereof and amending and restating such section in its entirety to read as follows:

“SECTION 10.3 Consolidated Net Income. As of any fiscal quarter end, permit Consolidated Net Income for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to be less than $0.”

Section 3.Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

a.Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, each other Credit Party, the Administrative Agent and the Lenders in sufficient number constituting Required Lenders.

b.No Default. No Default or Event of Default shall have occurred and be continuing both before and after giving effect to this Amendment.

c.Payment of Fees. The Administrative Agent shall have been paid or reimbursed for all fees and reasonable and documented out-of-pocket costs and expenses incurred by it or its Affiliates in connection with this Amendment, including, without limitation, the reasonable and documented fees, disbursements and other charges of counsel for the Administrative Agent and its Affiliates, to the extent such fees, cost and expenses have been invoiced on or before the date hereof.

Section 4.Representations and Warranties. The Borrower and each other Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that:

a.both before and after giving effect to this Amendment, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true, correct and complete as of such earlier date; provided, that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true, correct and complete in all respects as of the date hereof;

b.no Default or Event of Default has occurred or is continuing both before and after giving effect to this Amendment;

c.it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

d.this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each other Credit Party, and each such document constitutes the legal, valid and binding obligation of the Borrower and each other Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

Section 5.Limited Effect. This Amendment is a Loan Document. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower or any of its Subsidiaries, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

Section 6.Acknowledgement and Reaffirmation. The Borrower and each other Credit Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the Guaranty

Agreement, the Collateral Agreement and each other Security Document to which it is a party and (c) agrees that the Credit Agreement, the Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party remain in full force and effect and are hereby reaffirmed.

Section 7.Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 8.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 10.Entire Agreement. This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lender, the Swingline Lender and/or the Arranger, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MERIT MEDICAL SYSTEMS, INC., as Borrower
By: /s/ Bernard Birkett
Name: Bernard Birkett
Title: Chief Financial Officer and Treasurer

MERIT HOLDINGS, INC., as Subsidiary Guarantor
By: /s/ Bernard Birkett
Name: Bernard Birkett
Title: Chief Financial Officer and Treasurer

MERIT SENSOR SYSTEMS, INC., as Subsidiary Guarantor
By: /s/ Bernard Birkett
Name: Bernard Birkett
Title: Chief Financial Officer and Treasurer

BIOSPHERE MEDICAL, INC., as Subsidiary Guarantor
By: /s/ Bernard Birkett
Name: Bernard Birkett
Title: Chief Financial Officer and Treasurer

BSMD VENTURES, INC., as Subsidiary Guarantor
By: /s/ Bernard Birkett
Name: Bernard Birkett
Title: Chief Financial Officer and Treasurer

BIOSPHERE MEDICAL JAPAN, INC., as Subsidiary Guarantor
By: /s/ Bernard Birkett
Name: Bernard Birkett
Title: Chief Financial Officer and Treasurer

THOMAS MEDICAL PRODUCTS, INC., as Subsidiary Guarantor
By: /s/ Bernard Birkett
Name: Bernard Birkett
Title: Chief Financial Officer and Treasurer

DFINE, INC., as Subsidiary Guarantor
By: /s/ Bernard Birkett
Name: Bernard Birkett
Title: Chief Financial Officer and Treasurer

VASCULAR ACCESS TECHNOLOGIES, INC., as Subsidiary Guarantor
By: /s/ Bernard Birkett
Name: Bernard Birkett
Title: Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT AND LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, Issuing Lender and Lender
By: /s/ Jarad Myres
Name: Jared Myres
Title: Vice President

BANK OF AMERICA, N.A., as Lender
By: /s/ Heath B. Lipson
Name: Heath B. Lipson
Title: Senior Vice President

Merit Medical Systems, Inc.
Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as Lender
By: /s/ Nicholas J. Hintze
Name: Nicholas J. Hintze
Title: Vice President

Merit Medical Systems, Inc.
Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender
By: /s/ R. Stolle
Name: Radmila Stolle
Title: V..P., Relationship Manager

Merit Medical Systems, Inc.
Fourth Amendment to Second Amended and Restated Credit Agreement
Signature Page